Exhibit 99.1

KELLY SERVICES® REPORTS
SECOND QUARTER 2016 EARNINGS
AND ANNOUNCES QUARTERLY DIVIDEND

Second Quarter Highlights

•	Total Revenue declines 0.7% (up 0.6% in constant currency)

•	Gross Profit up 3.7% (up 4.8% in constant currency); Gross Profit Rate up 70 basis points

•	Earnings per share of $0.23 (Adjusted EPS of $0.29) versus $0.18, a 28% increase

•	TS Kelly Asia Pacific Joint Venture completed, forming one of the region’s largest workforce solutions providers

TROY, MI (August 10, 2016) -- Kelly Services (Nasdaq: KELYA) (Nasdaq: KELYB), a global leader in providing workforce solutions, today announced results for the second quarter of 2016.

Carl T. Camden, President and Chief Executive Officer, announced revenue for the second quarter of 2016 totaled $1.4 billion, a 0.7% decrease (a 0.6% increase on a constant currency basis) compared to the corresponding quarter of 2015.

Earnings from operations for the second quarter of 2016 totaled $9.9 million, compared to $11.5 million reported for the second quarter of 2015. Included in the results of operations in the second quarter of 2016 are restructuring charges of $3.4 million. Excluding the restructuring charges, earnings from operations were $13.3 million in the second quarter of 2016.

Diluted earnings per share in the second quarter of 2016 were $0.23 compared to $0.18 per share in the second quarter of 2015. Excluding restructuring charges, earnings per share were $0.29 in the second quarter of 2016.

Commenting on the second quarter, Camden stated, “We are pleased with Kelly’s ability to deliver strategic growth, improve Gross Profit, and increase shareholder value in the second quarter. The finalization of our Joint Venture in APAC positions us for growth in staffing-related services while enabling us to accelerate investments in OCG, which remains a Kelly-owned entity.” Referring to the apparent slow-down in U.S. staffing demand facing the workforce solutions industry in the second quarter, Camden commented, “Kelly responded quickly to flat top-line growth in the Americas by managing Gross Profit, adjusting our operating costs, and delivering solid leverage. We remain committed to increasing shareholder value by efficiently delivering the best workforce solutions for our customers around the world.”

Kelly also reported that on August 9, its board of directors declared a dividend of $0.075 per share. The dividend is payable September 2, 2016 to shareholders of record as of the close of business on August 23, 2016.

In conjunction with its second quarter earnings release, Kelly Services has published a financial presentation on the Investor Relations page of our public website and will host a conference call at 9:00 a.m. (ET) on August 10 to review the results and answer questions. The call may be accessed in one of the following ways:

Via the Telephone:

U.S.	1 800 288-9626

International	1 651 291-5254
The pass code is Kelly Services

Via the Internet:

The call is also available via the internet through the Kelly Services website:
www.kellyservices.com

This release contains statements that are forward looking in nature and, accordingly, are subject to risks and uncertainties.  These factors include, but are not limited to, competitive market pressures including pricing and technology introductions, changing market and economic conditions, our ability to achieve our business strategy, the risk of damage to our brand, the risk our intellectual assets could be infringed upon or compromised, our ability to successfully develop new service offerings, our exposure to risks associated with services outside traditional staffing, including business process outsourcing, our increasing dependency on third parties for the execution of critical functions, the risks associated with past and future acquisitions, exposure to risks associated with investments in equity affiliates, material changes in demand from or loss of large corporate customers, risks associated with conducting business in foreign countries, including foreign currency fluctuations, availability of full-time employees to lead complex talent supply chain sales and operations, availability of temporary workers with appropriate skills required by customers, liabilities for employment-related claims and losses, including class action lawsuits and collective actions, the risk of cyber attacks or other breaches of network or information technology security as well as risks associated with compliance on data privacy, our ability to sustain critical business applications through our key data centers, our ability to effectively implement and manage our information technology programs, our ability to maintain adequate financial and management processes and controls, impairment charges triggered by adverse industry developments or operational circumstances, unexpected changes in claim trends on workers’ compensation, disability and medical benefit plans, the impact of the Patient Protection and Affordable Care Act on our business, the impact of changes in laws and regulations (including federal, state and international tax laws ), the risk of additional tax or unclaimed property liabilities in excess of our estimates, our ability to maintain specified financial covenants in our bank facilities to continue to access credit markets, and other risks, uncertainties and factors discussed in this release and in the Company’s filings with the Securities and Exchange Commission.  Actual results may differ materially from any forward looking statements contained herein, and we have no intention to update these statements.

About Kelly Services®

As a global leader in providing workforce solutions, Kelly Services, Inc. (Nasdaq: KELYA, KELYB) and its subsidiaries, offer a comprehensive array of outsourcing and consulting services as well as world-class staffing on a temporary, temporary-to-hire, and direct-hire basis. In 2016, the Company is commemorating 70 years of industry leadership. Kelly® has a role in managing employment opportunities for more than one million workers around the globe by employing 550,000 of these individuals directly with the remaining workers engaged through its talent supply chain network of supplier partners.  Revenue in 2015 was $5.5 billion.  Visit kellyservices.com and connect with us on Facebook, LinkedIn, & Twitter.

KLYA-FIN

# # #

ANALYST CONTACT:	MEDIA CONTACT:

James Polehna	Jane Stehney

(248) 244-4586	(248) 244-5630

james_polehna@kellyservices.com	jane_stehney@kellyservices.com

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 13 WEEKS ENDED JULY 3, 2016 AND JUNE 28, 2015
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2016	2015	Change		Change	Change

Revenue from services	$1,375.5	$1,385.0	$(9.5)		(0.7)%	0.6%

Cost of services	1,145.0	1,162.7	(17.7)		(1.5)

Gross profit	230.5	222.3	8.2		3.7	4.8

Selling, general and administrative expenses	220.6	210.8	9.8		4.6	5.7

Earnings from operations	9.9	11.5	(1.6)		(13.9)

Other expense, net	0.2	1.0	(0.8)		(74.8)

Earnings before taxes	9.7	10.5	(0.8)		(8.2)

Income tax expense	0.8	3.7	(2.9)		(78.5)

Net earnings	$8.9	$6.8	$2.1		30.2%

Basic earnings per share	$0.23	$0.18	$0.05		27.8%
Diluted earnings per share	$0.23	$0.18	$0.05		27.8%

STATISTICS:

Gross profit rate	16.8%	16.1%	0.7	pts.

Selling, general and administrative expenses:
% of revenue	16.0	15.2	0.8
% of gross profit	95.7	94.8	0.9

% Return:
Earnings from operations	0.7	0.8	(0.1)
Earnings before taxes	0.7	0.8	(0.1)
Net earnings	0.6	0.5	0.1

Effective income tax rate	8.3%	35.3%	(27.0)	pts.

Average number of shares outstanding (millions):
Basic	38.0	37.7
Diluted	38.3	37.8

Shares adjusted for nonvested restricted awards (millions):
Basic	39.0	38.8
Diluted	39.2	38.8

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
FOR THE 26 WEEKS ENDED JULY 3, 2016 AND JUNE 28, 2015
(UNAUDITED)
(In millions of dollars except per share data)
					%	CC %
	2016	2015	Change		Change	Change

Revenue from services	$2,724.6	$2,705.6	$19.0		0.7%	2.5%

Cost of services	2,261.4	2,263.0	(1.6)		(0.1)

Gross profit	463.2	442.6	20.6		4.6	6.2

Selling, general and administrative expenses	438.6	419.0	19.6		4.7	6.2

Earnings from operations	24.6	23.6	1.0		4.2

Other expense, net	1.0	3.5	(2.5)		(70.9)

Earnings before taxes	23.6	20.1	3.5		17.2

Income tax expense	3.5	9.6	(6.1)		(63.4)

Net earnings	$20.1	$10.5	$9.6		90.5%

Basic earnings per share	$0.52	$0.27	$0.25		92.6%
Diluted earnings per share	$0.51	$0.27	$0.24		88.9%

STATISTICS:

Gross profit rate	17.0%	16.4%	0.6	pts.

Selling, general and administrative expenses:
% of revenue	16.1	15.5	0.6
% of gross profit	94.7	94.7	—

% Return:
Earnings from operations	0.9	0.9	—
Earnings before taxes	0.9	0.7	0.2
Net earnings	0.7	0.4	0.3

Effective income tax rate	14.9%	47.6%	(32.7)	pts.

Average number of shares outstanding (millions):
Basic	38.0	37.7
Diluted	38.2	37.8

Shares adjusted for nonvested restricted awards (millions):
Basic	39.0	38.8
Diluted	39.2	38.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Second Quarter

			%		CC %
	2016	2015	Change		Change
AMERICAS
Commercial
Revenue from services	$635.3	$651.3	(2.5)%		(1.3)%
Staffing fee-based income included in revenue from services	3.6	3.5	2.9		3.7
Gross profit	98.9	95.9	3.2		4.2
Gross profit rate	15.6%	14.7%	0.9	pts.
PT
Revenue from services	$241.6	$246.2	(1.9)%		(1.7)%
Staffing fee-based income included in revenue from services	4.3	4.9	(11.1)		(10.8)
Gross profit	41.3	42.1	(2.0)		(1.9)
Gross profit rate	17.1%	17.1%	—	pts.
Total Americas
Revenue from services	$876.9	$897.5	(2.3)%		(1.4)%
Staffing fee-based income included in revenue from services	7.9	8.4	(5.2)		(4.7)
Gross profit	140.2	138.0	1.6		2.3
SG&A expenses excluding restructuring charges	111.7	112.6	(0.8)		(0.2)
Restructuring charges	2.2	—	NM
Total SG&A expenses	113.9	112.6	1.2		1.8
Earnings from operations	26.3	25.4	3.6
Earnings from operations excluding restructuring charges	28.5	25.4	12.2

Gross profit rate	16.0%	15.4%	0.6	pts.
Expense rates (excluding restructuring charges):
% of revenue	12.7	12.5	0.2
% of gross profit	79.6	81.6	(2.0)
Return on sales (excluding restructuring charges)	3.3	2.8	0.5

EMEA
Commercial
Revenue from services	$197.1	$195.7	0.8%		3.0%
Staffing fee-based income included in revenue from services	3.7	3.2	16.6		21.4
Gross profit	27.1	26.8	1.5		3.4
Gross profit rate	13.8%	13.7%	0.1	pts.
PT
Revenue from services	$43.1	$42.9	0.5%		2.2%
Staffing fee-based income included in revenue from services	2.5	2.5	(4.4)		(1.0)
Gross profit	8.7	9.1	(5.5)		(3.6)
Gross profit rate	20.0%	21.2%	(1.2)	pts.
Total EMEA
Revenue from services	$240.2	$238.6	0.7%		2.8%
Staffing fee-based income included in revenue from services	6.2	5.7	7.4		11.6
Gross profit	35.8	35.9	(0.3)		1.6
SG&A expenses excluding restructuring charges	32.0	34.2	(6.3)		(3.9)
Restructuring charges	1.2	—	NM
Total SG&A expenses	33.2	34.2	(3.0)		(0.6)
Earnings from operations	2.6	1.7	54.4
Earnings from operations excluding restructuring charges	3.8	1.7	121.7

Gross profit rate	14.9%	15.0%	(0.1)	pts.
Expense rates (excluding restructuring charges):
% of revenue	13.3	14.3	(1.0)
% of gross profit	89.6	95.3	(5.7)
Return on sales (excluding restructuring charges)	1.5	0.7	0.8

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	Second Quarter

			%		CC %
	2016	2015	Change		Change
APAC
Commercial
Revenue from services	$87.9	$90.3	(2.6)%		1.6%
Staffing fee-based income included in revenue from services	1.7	1.8	(7.1)		(3.5)
Gross profit	10.3	11.2	(8.6)		(4.7)
Gross profit rate	11.7%	12.4%	(0.7)	pts.
PT
Revenue from services	$9.2	$10.3	(11.4)%		(7.8)%
Staffing fee-based income included in revenue from services	1.4	1.5	(6.1)		(1.1)
Gross profit	2.5	2.7	(7.8)		(3.6)
Gross profit rate	27.4%	26.4%	1.0	pts.
Total APAC
Revenue from services	$97.1	$100.6	(3.5)%		0.6%
Staffing fee-based income included in revenue from services	3.1	3.3	(6.6)		(2.4)
Gross profit	12.8	13.9	(8.4)		(4.5)
Total SG&A expenses	11.6	12.3	(5.4)		(1.5)
Earnings from operations	1.2	1.6	(31.4)

Gross profit rate	13.2%	13.9%	(0.7)	pts.
Expense rates:
% of revenue	12.0	12.2	(0.2)
% of gross profit	91.2	88.3	2.9
Return on sales	1.2	1.6	(0.4)

OCG
Revenue from services	$173.9	$165.0	5.4%		5.9%
Gross profit	42.8	35.7	20.1		20.9
Total SG&A expenses	38.0	32.2	18.1		19.0
Earnings from operations	4.8	3.5	38.2

Gross profit rate	24.6%	21.6%	3.0	pts.
Expense rates:
% of revenue	21.8	19.5	2.3
% of gross profit	88.7	90.2	(1.5)
Return on sales	2.8	2.1	0.7

Corporate
Total SG&A expenses	$25.0	$20.7	20.5%

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	June Year to Date

			%		CC %
	2016	2015	Change		Change
AMERICAS
Commercial
Revenue from services	$1,283.9	$1,292.7	(0.7)%		0.9%
Staffing fee-based income included in revenue from services	7.2	7.0	3.0		4.0
Gross profit	201.0	193.7	3.8		5.1
Gross profit rate	15.7%	15.0%	0.7	pts.
PT
Revenue from services	$478.7	$479.0	(0.1)%		0.1%
Staffing fee-based income included in revenue from services	9.3	8.4	10.9		12.1
Gross profit	82.9	81.0	2.3		2.5
Gross profit rate	17.3%	16.9%	0.4	pts.
Total Americas
Revenue from services	$1,762.6	$1,771.7	(0.5)%		0.7%
Staffing fee-based income included in revenue from services	16.5	15.4	7.3		8.4
Gross profit	283.9	274.7	3.3		4.3
SG&A expenses excluding restructuring charges	228.3	226.1	1.0		1.9
Restructuring charges	2.2	—	NM
Total SG&A expenses	230.5	226.1	1.9		2.9
Earnings from operations	53.4	48.6	9.9
Earnings from operations excluding restructuring charges	55.6	48.6	14.4

Gross profit rate	16.1%	15.5%	0.6	pts.
Expense rates (excluding restructuring charges):
% of revenue	13.0	12.8	0.2
% of gross profit	80.4	82.3	(1.9)
Return on sales (excluding restructuring charges)	3.2	2.7	0.5

EMEA
Commercial
Revenue from services	$372.6	$374.0	(0.4)%		2.9%
Staffing fee-based income included in revenue from services	7.1	6.7	6.5		11.5
Gross profit	50.7	51.4	(1.3)		1.7
Gross profit rate	13.6%	13.7%	(0.1)	pts.
PT
Revenue from services	$84.7	$83.2	1.8%		4.7%
Staffing fee-based income included in revenue from services	5.1	5.1	(0.5)		4.3
Gross profit	17.4	17.8	(2.4)		0.8
Gross profit rate	20.5%	21.4%	(0.9)	pts.
Total EMEA
Revenue from services	$457.3	$457.2	—%		3.3%
Staffing fee-based income included in revenue from services	12.2	11.8	3.5		8.4
Gross profit	68.1	69.2	(1.6)		1.5
SG&A expenses excluding restructuring charges	62.3	67.7	(7.8)		(4.7)
Restructuring charges	1.2	—	NM
Total SG&A expenses	63.5	67.7	(6.2)		(3.0)
Earnings from operations	4.6	1.5	205.2
Earnings from operations excluding restructuring charges	5.8	1.5	280.2

Gross profit rate	14.9%	15.1%	(0.2)	pts.
Expense rates (excluding restructuring charges):
% of revenue	13.6	14.8	(1.2)
% of gross profit	91.6	97.8	(6.2)
Return on sales (excluding restructuring charges)	1.2	0.3	0.9

KELLY SERVICES, INC. AND SUBSIDIARIES
RESULTS OF OPERATIONS BY SEGMENT
(UNAUDITED)
(In millions of dollars)

	June Year to Date

			%		CC %
	2016	2015	Change		Change
APAC
Commercial
Revenue from services	$170.7	$175.9	(2.9)%		3.1%
Staffing fee-based income included in revenue from services	2.9	3.3	(12.1)		(7.1)
Gross profit	23.3	24.2	(3.7)		1.2
Gross profit rate	13.7%	13.8%	(0.1)	pts.
PT
Revenue from services	$18.3	$20.8	(12.2)%		(7.0)%
Staffing fee-based income included in revenue from services	2.8	3.1	(9.7)		(3.3)
Gross profit	5.0	5.6	(10.7)		(4.9)
Gross profit rate	27.4%	26.9%	0.5	pts.
Total APAC
Revenue from services	$189.0	$196.7	(3.9)%		2.1%
Staffing fee-based income included in revenue from services	5.7	6.4	(10.9)		(5.2)
Gross profit	28.3	29.8	(5.0)		0.1
Total SG&A expenses	22.7	24.4	(7.0)		(1.4)
Earnings from operations	5.6	5.4	3.8

Gross profit rate	15.0%	15.2%	(0.2)	pts.
Expense rates:
% of revenue	12.0	12.4	(0.4)
% of gross profit	80.3	82.0	(1.7)
Return on sales	3.0	2.7	0.3

OCG
Revenue from services	$342.1	$314.5	8.8%		9.5%
Gross profit	85.1	71.2	19.6		20.6
Total SG&A expenses	74.9	64.9	15.5		16.7
Earnings from operations	10.2	6.3	61.3

Gross profit rate	24.9%	22.6%	2.3	pts.
Expense rates:
% of revenue	21.9	20.6	1.3
% of gross profit	88.0	91.1	(3.1)
Return on sales	3.0	2.0	1.0

Corporate
Total SG&A expenses	$49.2	$38.2	28.8%

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(In millions of dollars)

	July 3, 2016	Jan. 3, 2016	June 28, 2015
Current Assets
Cash and equivalents	$33.3	$42.2	$48.7
Trade accounts receivable, less allowances of
$11.0, $10.5 and $9.4, respectively	1,079.8	1,139.1	1,152.3
Prepaid expenses and other current assets	47.8	45.8	50.6
Deferred taxes	—	—	35.8
Current assets held for sale	94.0	—	—
Total current assets	1,254.9	1,227.1	1,287.4

Noncurrent Assets
Property and equipment, net	81.5	88.9	88.6
Noncurrent deferred taxes	197.0	189.3	144.6
Goodwill, net	88.3	90.3	90.3
Other assets	368.4	344.0	321.7
Total noncurrent assets	735.2	712.5	645.2

Total Assets	$1,990.1	$1,939.6	$1,932.6

Current Liabilities
Short-term borrowings	$26.9	$55.5	$89.9
Accounts payable and accrued liabilities	403.7	405.5	380.4
Accrued payroll and related taxes	259.2	268.1	296.5
Accrued insurance	27.1	26.7	27.1
Income and other taxes	50.9	60.0	62.8
Current liabilities held for sale	48.0	—	—
Total current liabilities	815.8	815.8	856.7

Noncurrent Liabilities
Accrued insurance	41.1	40.0	44.3
Accrued retirement benefits	148.5	141.0	146.5
Other long-term liabilities	50.6	47.4	40.6
Total noncurrent liabilities	240.2	228.4	231.4

Stockholders' Equity
Common stock	40.1	40.1	40.1
Treasury stock	(42.1)	(44.3)	(49.0)
Paid-in capital	28.1	25.4	27.5
Earnings invested in the business	828.8	813.5	774.1
Accumulated other comprehensive income	79.2	60.7	51.8
Total stockholders' equity	934.1	895.4	844.5

Total Liabilities and Stockholders' Equity	$1,990.1	$1,939.6	$1,932.6

STATISTICS:
Working Capital (including net assets held for sale)	$439.1	$411.3	$430.7
Current Ratio	1.5	1.5	1.5
Debt-to-capital %	2.8%	5.8%	9.6%
Global Days Sales Outstanding	53	54	56

KELLY SERVICES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE 26 WEEKS ENDED JULY 3, 2016 AND JUNE 28, 2015
(UNAUDITED)
(In millions of dollars)

	2016	2015
Cash flows from operating activities:
Net earnings	$20.1	$10.5
Noncash adjustments:
Depreciation and amortization	10.9	11.0
Provision for bad debts	3.5	2.1
Stock-based compensation	4.5	3.1
Other, net	(0.7)	(0.3)
Changes in operating assets and liabilities	2.9	(52.9)

Net cash from (used in) operating activities	41.2	(26.5)

Cash flows from investing activities:
Capital expenditures	(4.3)	(6.7)
Investment in equity affiliate	—	(0.5)
Other investing activities	(0.4)	(0.1)

Net cash used in investing activities	(4.7)	(7.3)

Cash flows from financing activities:
Net change in short-term borrowings	(29.1)	(1.4)
Dividend payments	(4.8)	(3.8)
Other financing activities	0.2	—

Net cash used in financing activities	(33.7)	(5.2)

Effect of exchange rates on cash and equivalents	6.4	4.6

Net change in cash and equivalents	9.2	(34.4)
Less: cash balance included in current assets held for sale	(18.1)	—
Cash and equivalents at beginning of period	42.2	83.1

Cash and equivalents at end of period	$33.3	$48.7

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	Second Quarter (Commercial, PT and OCG)

			%	CC %
	2016	2015	Change	Change

Americas
United States	$930.8	$923.6	0.8%	0.8%
Canada	35.8	41.6	(14.1)	(10.6)
Mexico	25.4	32.0	(20.2)	(5.5)
Puerto Rico	22.5	26.6	(15.3)	(15.3)
Brazil	10.2	9.9	3.8	20.6
Total Americas	1,024.7	1,033.7	(0.9)	(0.1)

EMEA
France	61.3	60.9	0.7	(1.2)
Switzerland	54.6	54.6	(0.1)	3.0
Portugal	38.7	33.9	14.5	12.1
United Kingdom	23.1	27.1	(15.0)	(9.2)
Russia	16.6	22.2	(25.3)	(6.8)
Germany	15.7	14.3	9.2	7.0
Italy	15.1	13.0	16.0	13.9
Norway	8.4	10.0	(15.6)	(10.0)
Other	14.8	10.3	44.3	42.2
Total EMEA	248.3	246.3	0.8	2.9

APAC
Singapore	33.0	33.0	0.2	1.3
Australia	32.1	32.9	(2.3)	2.0
Malaysia	14.5	15.9	(9.6)	(0.8)
New Zealand	9.5	10.3	(7.7)	(1.9)
Other	13.4	12.9	3.7	8.6
Total APAC	102.5	105.0	(2.4)	1.8

Total Kelly Services, Inc.	$1,375.5	$1,385.0	(0.7)%	0.6%

KELLY SERVICES, INC. AND SUBSIDIARIES
REVENUE FROM SERVICES
(UNAUDITED)
(In millions of dollars)

	June Year to Date (Commercial, PT and OCG)

			%	CC %
	2016	2015	Change	Change

Americas
United States	$1,865.5	$1,806.6	3.3%	3.3%
Canada	70.3	84.3	(16.6)	(10.6)
Mexico	52.0	63.9	(18.5)	(2.6)
Puerto Rico	45.0	51.4	(12.5)	(12.5)
Brazil	20.2	23.8	(14.9)	11.7
Total Americas	2,053.0	2,030.0	1.1	2.2

EMEA
France	117.8	117.3	0.5	0.6
Switzerland	101.2	102.7	(1.5)	2.0
Portugal	72.4	65.2	11.1	11.2
United Kingdom	46.7	50.7	(8.1)	(2.1)
Germany	31.1	27.7	12.1	12.3
Russia	30.6	40.4	(24.3)	(7.8)
Italy	28.5	25.5	11.6	11.5
Norway	16.0	19.4	(17.1)	(9.6)
Other	28.5	21.3	33.9	34.6
Total EMEA	472.8	470.2	0.5	3.8

APAC
Singapore	64.8	64.3	0.8	2.9
Australia	60.6	63.3	(4.3)	2.0
Malaysia	27.7	31.4	(11.9)	(0.9)
New Zealand	19.2	20.8	(7.8)	1.3
Other	26.5	25.6	3.6	10.7
Total APAC	198.8	205.4	(3.2)	2.9

Total Kelly Services, Inc.	$2,724.6	$2,705.6	0.7%	2.5%

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 13 WEEKS ENDED JULY 3, 2016 AND JUNE 28, 2015
(UNAUDITED)
(In millions of dollars except per share data)

	2016			2015
	As Reported	Restructuring Charges (Note 1)	Adjusted Earnings	Reported Earnings	% Change

Revenue from services	$1,375.5	$—	$1,375.5	$1,385.0	(0.7)%

Cost of services	1,145.0	—	1,145.0	1,162.7	(1.5)

Gross profit	230.5	—	230.5	222.3	3.7

SG&A expenses	220.6	(3.4)	217.2	210.8	3.0

Earnings from operations	9.9	3.4	13.3	11.5	15.9

Other expense, net	0.2	—	0.2	1.0	(74.8)

Earnings before taxes	9.7	3.4	13.1	10.5	24.4

Inc. tax expense (benefit)	0.8	0.9	1.7	3.7	(55.5)

Net earnings	$8.9	$2.5	$11.4	$6.8	68.1%

Earnings per share:
Basic	$0.23	$0.07	$0.29	$0.18	61.1%
Diluted	$0.23	$0.07	$0.29	$0.18	61.1%

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
FOR THE 26 WEEKS ENDED JULY 3, 2016 AND JUNE 28, 2015
(UNAUDITED)
(In millions of dollars except per share data)

	2016			2015
	As Reported	Restructuring Charges (Note 1)	Adjusted Earnings	Reported Earnings	% Change

Revenue from services	$2,724.6	$—	$2,724.6	$2,705.6	0.7%

Cost of services	2,261.4	—	2,261.4	2,263.0	(0.1)

Gross profit	463.2	—	463.2	442.6	4.6

SG&A expenses	438.6	(3.4)	435.2	419.0	3.8

Earnings from operations	24.6	3.4	28.0	23.6	18.8

Other expense, net	1.0	—	1.0	3.5	(70.9)

Earnings before taxes	23.6	3.4	27.0	20.1	34.4

Inc. tax expense (benefit)	3.5	0.9	4.4	9.6	(54.5)

Net earnings	$20.1	$2.5	$22.6	$10.5	115.0%

Earnings per share:
Basic	$0.52	$0.07	$0.58	$0.27	114.8%
Diluted	$0.51	$0.07	$0.58	$0.27	114.8%

Note: Earnings per share amounts for each quarter are required to be computed independently and may not equal the amounts computed for the total year.

KELLY SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP MEASURES
(UNAUDITED)

Management believes that the non-GAAP (Generally Accepted Accounting Principles) information excluding the restructuring charges is useful to understand the Company's fiscal 2016 financial performance and increases comparability. Specifically, Management believes that removing the impact of restructuring charges allows for a more meaningful comparison of current period operating performance with the operating results of prior periods. These non-GAAP measures may have limitations as analytical tools because they exclude items which can have a material impact on cash flow and earnings per share. As a result, Management considers these measures, along with reported results, when it reviews and evaluates the Company's financial performance. Management believes that these measures provide greater transparency to investors and provide insight into how Management is evaluating the Company's financial performance. Non-GAAP measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

(1) Restructuring charges in 2016 include costs related to actions during the second quarter in the Americas and EMEA designed to increase operational efficiency and align our staffing operations with opportunities for growth within their markets.